Defiance Daily Target 2X Long HIMS ETF
Schedule of Investments
January 31, 2026 (Unaudited)

U.S. TREASURY BILLS - 25.2%	Principal	Value
3.58%, 02/19/2026 (a)(b)	$25,240,000	$25,197,164
TOTAL U.S. TREASURY BILLS (Cost $25,194,998)		25,197,164

MONEY MARKET FUNDS - 0.1%	Shares
First American Government Obligations Fund - Class X, 3.61% (c)	76,162	76,162
TOTAL MONEY MARKET FUNDS (Cost $76,162)		76,162

TOTAL INVESTMENTS - 25.3% (Cost $25,271,160)		25,273,326
Other Assets in Excess of Liabilities - 74.7%		74,675,251
TOTAL NET ASSETS - 100.0%		$99,948,577

Percentages are stated as a percent of net assets.

(a)	The rate shown is the annualized yield as of January 31, 2026.
(b)	All or a portion of the security has been pledged as collateral for swap contracts. The fair value of assets committed as collateral as of January 31, 2026 was $25,197,092.
(c)	The rate shown represents the 7-day annualized yield as of January 31, 2026.

Defiance Daily Target 2X Long HIMS ETF
Schedule of Total Return Swap Contracts
January 31, 2026 (Unaudited)

Reference Entity	Counterparty	Pay/ Receive Reference Entity	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Value/ Unrealized Appreciation (Depreciation)
Hims & Hers Health, Inc.	BMO Capital Markets Corp.	Receive	OBFR + 13.00%	Termination(a)	10/01/2026	$35,758,800	$0
Hims & Hers Health, Inc.	Cantor Fitzgerald & Co.	Receive	OBFR + 15.00%	Termination(a)	09/08/2028	27,546,141	0
Hims & Hers Health, Inc.	Clear Street LLC	Receive	OBFR + 5.00%	Termination(b)	01/11/2028	39,374,177	(2,569,145)
Hims & Hers Health, Inc.	Marex Capital Markets Inc.	Receive	OBFR + 5.00%	Monthly(b)	10/02/2026	31,424,346	0
Hims & Hers Health, Inc.	National Bank of Canada Financial, Inc.	Receive	OBFR + 12.00%	Termination(c)	01/31/2033	31,167,045	0
Hims & Hers Health, Inc.	Nomura Securities International, Inc.	Receive	OBFR + 17.50%	Termination(a)	09/18/2028	34,351,231	0
Net Unrealized Appreciation (Depreciation)						0	$(2,569,145)

There are no upfront payments or receipts associated with total return swaps in the Fund as of January 31, 2026.

OBFR - Overnight Bank Funding Rate was 3.63% as of January 31, 2026.

(a)	Financing reset of the swap is effective on the last day of each month. Equity reset of the swap is effective on termination.
(b)
Financing reset of the swap is effective on the last day of each month. Equity reset of the swap is effective on termination, but also periodically throughout the term based on predetermined notional thresholds.

(c)	Financing reset of the swap is effective monthly. Equity reset of the swap is effective on termination, but also periodically throughout the term based on predetermined notional thresholds.

Summary of Fair Value Disclosure as of January 31, 2026 (Unaudited)

Defiance Daily Target 2X Long HIMS ETF (the "Fund") has adopted fair value accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or valuation methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and based on the best information available.

The following is a summary of the fair valuation hierarchy of the Fund’s securities as of January 31, 2026:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
U.S. Treasury Bills	$–	$25,197,164	$–	$25,197,164
Money Market Funds	76,162	–	–	76,162
Total Investments	$76,162	$25,197,164	$–	$25,273,326

Other Financial Instruments:
Total Return Swaps*	$–	$0	$–	$0
Total Other Financial Instruments	$–	$0	$–	$0

Liabilities:
Other Financial Instruments:
Total Return Swaps*	$–	$(2,569,145)	$–	$(2,569,145)
Total Other Financial Instruments	$–	$(2,569,145)	$–	$(2,569,145)

* The fair value of the Fund's investment represents the unrealized appreciation (depreciation) as of January 31, 2026.

Refer to the Schedule of Investments for further disaggregation of investment categories.

Fair Value Measurement Using Significant Unobservable Inputs GLS	Level 3
Beginning balance as of April 30, 2025	$0
Ending balance as of January 31, 2026	$0
$0
Change in unrealized appreciation/depreciation still held as of January 31, 2026	$0